                 Standard Form of Agreement Between Owner and
           Contractor where the basis of payment is a Stipulated Sum
                     AIA Document A101 - Electronic Format

--------------------------------------------------------------------------------
This DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

The 1987 Edition of AIA Document A20 1. General Conditions of the Contract for Construction , is adopted in this document by reference. Do not use with other general conditions unless this document is modified. This document has been approved and endorsed by The Associated General Contractors of America.

Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1962, 1967, 1974, 1977,
copyright 1987 the American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.

--------------------------------------------------------------------------------

AGREEMENT
made as of the 15th day of December in the year of Nineteen Hundred and Ninety Seven

BETWEEN the Owner:       Shared Medical Systems Corporation
(Name and address)       51 Valley Stream Parkway
                         Malvern, PA 19355

and the Contractor:      Torcon, Inc.
(Name and address)       214 East Grove Street
                         Westfield, NJ 07091

The Project is:          SMS Corporate III, 51 Valley Stream Parkway, and Garage
(Name and location)

The Architect is:        Ewing Cole Cherry Brott
(Nome and address)       Federal Reserve Bank Building Independence Mall West
                         100 North 6th Street
                         Philadelphia, PA 19106-1590

The Owner and Contractor agree as set forth below.

--------------------------------------------------------------------------------
AIA DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT - TWELFTH EDITION - AIA COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE. N.W., WASHINGTON, D.C., 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AlA and can be reproduced without violation until the date of expiration noted below.

                                                     Electronic Format A101-1987

     User Document: A1 01.CON -- 6/25/1997. AIA License Number 100428, which expires on 8/31/1997 - Page #1

                                   ARTICLE 1
                                   ---------

                            THE CONTRACT DOCUMENTS

1.1 The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement: these form the Contract, and are as fully part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 9.

                                   ARTICLE 2
                                   ---------

                           THE WORK OF THIS CONTRACT

2.1 The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

                                   ARTICLE 3
                                   ---------

                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured. The date of commencement shall be on or about December 1, 1997, and shall be established by the issuance of a notice to proceed issued by the Owner to the Contractor. Work to be performed under this Contract shall be commenced at the earliest, twenty-four hours after the Waiver of Liens has been filed with the Prothonotary of the County in which the work is to be performed, and in no event later than five days after the Notice to Proceed has been issued to the Contractor.

3.2 The Contractor shall achieve Substantial Completion of the entire Work, including the Work of Alternate No.1 (see paragraph 4.3 below), not later than March 15, 1999, subject to adjustments of this Contract Time as provided in the Contract Documents.

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                                   ARTICLE 4
                                   ---------

                                 CONTRACT SUM

4.1 The owner shall pay the Contractor in current funds for the Contractor's performance of the in current funds for the Contractor's performance of the Contract the Contract sum of Twenty Nine Million Ninety Five Thousand Dollars ($29,095,000.00), including Alternate No.1, subject to additions and deductions as provided in the Contract Documents.

4.2 The schedule of value for the various portions of the Work has been approved by the Owner and Contractor and is appended hereto.

4.3 The Contract sum is based upon the following Alternates, if any, which are described in the Contract Documents and are hereby accepted by the
       Owner:

       (a) Alternate No.1: Assembly Area. Add $1,200,000.00 (included in Contract Sum).

       (b) The cost of the following Alternate, if accepted by the Owner prior to the expiration date, shall be added to the Contract sum: Alternate No.3: Workstations. Add $1,300,000.00 (expiration date - December 31,
       1997).

4.4 Contractor shall provide Owner with a list of unit prices for materials supplied under the Contract. If Owner desires to accept the unit prices for these materials and incorporate them into the Contract terms, Owner shall initial said list and include it under paragraph 9.1.7 below.

                                   ARTICLE 5
                                   ---------

                               PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted to the owner by the Contractor and after inspection and review by the Architect, the owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payment shall be one calendar month ending on last day of the month.

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5.3      Provided an Application for Payments is received by the Owner not later than the 10th day of a month, the Owner shall make payment to the Contractor not later than the last day of the month. If an Application for Payment is received by the Owner after the application date fixed above, the application shall be processed the following month.

5.4 Each Application for Payment shall be based upon the Schedule of Values approved by the Contractor and the owner and appended to the Contract. The Schedule of Values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule shall be used as a basis for reviewing the Contractor's Applications for Payment.

5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5. 6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

5.6.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the Schedule of Values, less the retainage of ten percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Contract Sum has not yet been adjusted by Change Order;

5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of ten percent (10%);

5.6.3    Subtract the aggregate of previous payments made by the Owner; and

5. 6. 4 Subtract amounts, if any, for which the Owner has withheld or nullified Payment as provided in Paragraph 9.5 of the General Conditions.

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5.7    The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances:

5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to ninety-nine percent (99%) of the Contract Sum, less one hundred ten percent (110%) of such amounts as the owner shall determine for incomplete Work and unsettled claims; and

5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

5.7.3 Notwithstanding the releases of retainage set forth above, the Architect may, at any time after fifty percent (50%) of the Work has been completed, if satisfactory progress is being made, and with written Consent of Surety (if required) recommend that any and all of the remaining partial payments be paid in full. This recommendation shall not be binding on Owner, who may or not act on the recommendation, as Owner deems appropriate.

5.8.1 At the next progress payment after the 60th day following certification by Owner of the full completion by Contractor of any category of Work contained in the Schedule of Values, Owner shall release to Contractor fifty percent (50%) of the retainage being held by Owner for that category of Work, if not previously released pursuant to Subparagraph
       5.7.1 above.

5.8.2 Owner shall not withhold retainage for the categories of Work listed as "General Conditions", "Permit" or "Bond" in making Progress Payments for such items; and, the payment upon Substantial Completion of the Work to be made pursuant to Subparagraph 5.7.1 above shall be increased to include the one percent of "General Conditions", "Permits" and "Bond". A detailed schedule of Work described as "General Conditions" shall be appended as a part of paragraph 9.1.7.

                                   ARTICLE 6
                                   ---------
                                 FINAL PAYMENT

6.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph
       12.2.2 of the General Conditions and to satisfy

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                                       5
       other requirements, if any, which necessarily survive final payment; and
       (2) Contractor has posted its Warranty Bond as provided in Subparagraph
       17.5 of the General Conditions; such final payment shall be made by the Owner not more than 30 days after verification by the Owner of Contractor's compliance with (1) and (2) above.

                                   ARTICLE 7
                                   ---------
                           MISCELLANEOUS PROVISIONS

7.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the tenth (10th) day after the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

7.3    Other provisions:

7.3.1  WAIVER OF LIENS - The Contractor, for itself and all of its
       -----------------
       Subcontractors, materialmen and all parties acting through or under it, covenants and agrees that no mechanics' or materialmen's claims or liens, or the like shall be filed or maintained by it, them or any of them against the building or buildings to be erected under the terms of this Contract or the lot or parcel of ground upon which it is to be erected, for or on account of, any work done or materials furnished by it, them or any of them, under this Contract, for, toward, or about the erection of the said building or buildings; and the Contractor, for itself, its Subcontractors, or materialmen and all other persons under it, them or any of them, expressly waives and relinquishes the right to have, file or maintain any mechanics' or materialmen's lien or claim against said building or buildings or the ground appurtenant thereto and this agreement waiving the right of lien shall be an independent covenant.

       Without in any way diminishing or affecting this absolute prohibition against liens, the Contractor agrees to incorporate into each subcontract entered into by it under which labor or materials are furnished in the course of the erection and construction of the said building or buildings, an independent covenant by the terms of which each and every Subcontractor furnishing such labor and/or materials shall, for himself and any one acting under him specifically waive therein the right to file or maintain any such mechanics' or materialmen's lien or claim. The Contractor further agrees to execute a separate Waiver of Liens which shall be filed in the Of f ice of the Prothonotary of the County in which the site is located, prior to the physical commencement of the Work called for by this Contract.

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

7.3.2 The Contractor agrees to execute the Certification of Compliance pursuant to the provisions of Act No. 222 (P.S. 35 paragraph 7201.101 et seq.), known as the Building Energy Conservation Act.

7.3.3  INDEMNIFICATION- The Contractor agrees to indemnify and hold harmless the
       ----------------
       owner, the Architect, Architect's Consultants, and agents and employees of any of them from and against all claims, damages, losses or expenses, including, but not limited to, attorneys' fees, arising out of or resulting from negligence or intentional, willful, wanton or reckless misconduct by Contractor, its subcontractor, their subcontractors, or anyone acting on behalf , through, under or in any other manner for any of them in any way relating to the performance of the Work, which results in, inter alia:

       (1)    bodily injury, sickness, disease or death;

       (2) injury to or destruction of tangible property (other than the Work itself), including the loss of use resulting therefrom;

       (3)    governmental fines and/or penalties of any kind whatsoever;

       (4) corrective measures required under the Federal Occupational Safety and Health Act (hereinafter referred to as OSHA);

       (5) delay in completion of the Work beyond the Contract Time, as defined in Article 8 of the General Conditions, caused by proceedings under OSHA.

       This indemnification agreement in favor of the Owner shall be applicable and the Owner, its agents, and employees or any of them, shall be indemnified as long as there is no determination by a court of competent jurisdiction that any of the causes listed in items (1) through (5) which is the basis of the claim, was caused by sole negligence of the Owner, its agents and employees of any of them.

       This indemnification agreement in favor of the Architect, Architect's consultants and agents, and employees of any of them, shall be applicable and the Architect, Architect's consultants and agents, and employees of any of them, shall be indemnified completely as long as there is no determination by a court of competent jurisdiction that any of the causes listed in (1) through (5) which is the basis of the claim, was caused by the sole negligence of the Architect, Architect's consultants and agents and employees of any of them. The obligation of the Contractor under

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                                       7
       this paragraph 7.3.3 shall not extend to the liability of the Architect, the Architect's Consultants, and agents and employees of any of them arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, design or specifications, or
       (2) the giving of or failure to give directions or instructions by the Architect, the Architect's Consultants, and agents and employees of any of them, provided such giving of failure to give is the primary cause of the injury or damage.

       The Contractor agrees that, pursuant to this indemnification provision, it will pay the attorney's fees, expenses, judgments and settlements made by or on behalf of the Owner, its agents and employees of any of them, arising out of claims related to this Project unless and until there should be a finding by a court of competent jurisdiction that the damages alleged were caused by the sole negligence or fault or the owner, its agents and employees of any of them.

       The Contractor also agrees that he will maintain liability insurance coverage as to the risk stated in this article naming the Owner and the Architect as additional insured.

       Such obligation shall not be construed to negate, abridge, or otherwise reduce any other right or obligation of indemnity which would otherwise exist as to any party or person described in this Paragraph.

7.4    (a)    In lieu of 2" insulated units at windows, 1-1/4" units will be used with a STC 40 rating.

       (b) Acceptance of Alternate No.3 will add one month to the construction schedule.

                                   ARTICLE 8
                                   ---------
                           TERMINATION OR SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of the General conditions.

8.2 The work may be suspended by the owner as provided in Article 14 of the General Conditions.

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

                                   ARTICLE 9
                                   ---------

                       ENUMERATION OF CONTRACT DOCUMENTS

9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A101, 1987 Edition.

9.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition, as initialed by Contractor and Owner.

9.1.3  The Supplementary and other Conditions of the Contract are those contained in the Project Manual and are as follows: See Exhibit "A" attached hereto

9.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 9.1.3, and are as follows: See Exhibit "A" attached hereto

9.1.5 The Drawings are as follows, and are dated unless a different date is shown below: See Exhibit "A" attached hereto

9.1.6  The addenda, if any, are as follows: See Exhibit "A" attached hereto

       Portions of addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 9.

9.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

9.1.8 The inclusion of any sample contract terms in any document listed in subparagraph 9.1.3 through 9.1.7 above shall not be deemed to be the adoption of those terms or their inclusion as Contract Terms. The terms of this Contract shall be only those terms contained in the documents listed in 9.1.1 and 9.1.2 above, or in any amendment to either of them signed by Owner and Contractor, or those terms otherwise specifically incorporated in any of those documents by reference.

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                                       9

       This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

OWNER:                                              CONTRACTOR:
SHARED MEDICAL SYSTEMS CORPORATION                  TORCON, INC.

By: /s/ Michael B. Costello                       By: /s/ Joseph A. Torcivia
    --------------------------                        --------------------------
    (Signature)                                       (Signature)

(Printed name and title)                            (Printed name and title)
Michael B. Costello                                 Joseph A. Torcivia
Vice President                                      Ex. Vice President
ATTEST:                                             ATTEST:

By: /s/ William C. Pyne                             By: /s/ Michael Preston
    --------------------------                          ------------------------

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                                      10

          REVISED GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION
                     AIA DOCUMENT A201 - ELECTRONIC FORMAT
--------------------------------------------------------------------------------

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHORIZATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by the Associated General Contractors of America.

Copyright 1911, 1915, 1918, 1925, 1927, 1951, 1958, 1961, 1963, 1967, 1970,
1976, 1987 by The American Institute of Architects, 1735 New York Avenue N.W., Washington D.C., 20006-5292. Reproduction of the material or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecutions.


                               TABLE OF ARTICLES
1.   GENERAL PROVISIONS                          12.   UNCOVERING CORRECTION OF
                                                       WORK
2.   OWNER
                                                 13.   MISCELLANEOUS PROVISIONS
3.   CONTRACTOR
                                                 14.   TERMINATION OR SUSPENSION
4.   ADMINISTRATION OF THE CONTRACT                    OF THE CONTRACT

5.   SUBCONTRACTORS                              15.   WATCHMAN

6.   CONSTRUCTION BY OWNER OR BY                 16.   REMOVAL AND/OR RELOCATION
     SEPARATE CONTRACTORS                              RELOCATION OF EXISTING
                                                       PIPES, CONDUITS, ETC.
7.   CHANGES IN THE WORK
                                                 17.   WARRANTIES
8.   TIME
                                                 18.   STANDARDS, REGULATIONS
9.   PAYMENTS AND COMPLETION

10.  PROTECTION OF PERSONS AND
     PROPERTY

11.  INSURANCE AND BONDS

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                                      11

              GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

                                   ARTICLE 1
                                   ---------
                              GENERAL PROVISIONS

1.1    BASIC DEFINITIONS

1.1.1  THE CONTRACT DOCUMENTS

       The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Owner. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions or addenda relating to bidding requirements).

1.1.2  THE CONTRACT

       The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor. (2) between the Owner and a Subcontractor or Subsubcontractor or (3) between any persons or entities other than the Owner and Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations of Contractor under the Contract intended to facilitate performance of the Architect's duties.

1.1.3  THE WORK

       The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The work may constitute the whole or a part of the Project.

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                                      12

1.1.4  THE PROJECT

       The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may included construction by the Owner or by separate contractors.

1.1.5  THE DRAWINGS

       The Drawings are the graphic and pictorial portions of the Contract Documents, wherever located and whenever issued, showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

1.1.6  THE SPECIFICATIONS

       The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, construction systems, standards and workmanship for the work, and performance of related services.

1.1.7  THE PROJECT MANUAL

       The Project Manual is the volume usually assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications. If there is any discrepancy between the description of Contract procedures as set forth in the Project Manual and the terms of this Contract, the terms set forth in this Contract shall govern.

1.2    EXECUTION, CORRELATION AND INTENT

1.2.1 The Contract Documents shall be signed by the Owner and the Contractor as provided in the Agreement. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

1.2.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

1.2.3 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all;

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                                      13
         performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the intended results.

1.2.3.1 In case of discrepancies among the Contract Documents not resolved prior to execution of the Owner - Contractor Agreement, the material, system or equipment of greater cost shall take precedence. Any such discrepancies shall be called to the attention of the Owner before the proceeding with work affected thereby. Upon Owner's request, the Architect will issue his interpretation of the discrepancy to all interested parties. Final determination of the resolution of any discrepancy shall be made by the Owner. As far as arrangement of equipment and material to conform to construction is concerned, Architectural and Structural Drawings and details shall govern rather than Mechanical and Electrical Drawings, but not to the extent of permitting any omission of items shown on Mechanical and Electrical Drawings.

1.2.4 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

1.2.5 Unless otherwise stated in the Contract Documents words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

1.2.5.1  TERMINOLOGY

         The word FURNISH shall be interpreted to mean furnish only.

         The word INSTALL shall be interpreted to mean install only.

         The word PROVIDE shall be interpreted to mean furnish and install.

         The word CONCEALED shall be understood as referring to Work contained within building floors, walls or partitions; Work installed in the space between any type of suspended ceiling and the structural floor or roof above; Work installed within a structural shaft, chase or column; and other Work installed so as to be hidden from view.

         The word EXPOSED shall be understood as referring to Work installed external to building floors, walls or partitions; Work installed in a room or space where any type of suspended ceiling is not specified; Work installed in penthouses, mechanical rooms and electrical rooms of all types; and all other Work installed so as to be exposed to view.

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                                      14

1.2.6 "Bidding and Contract Requirements" as listed in the index of the Project Manual apply to each Contractor and/or Subcontractor.

1.2.7 Wherever singular number and/or words are used in the Specifications and the Work requires more than one of the items described, the plural and/or the word "each" shall be understood and inferred and as many units as are necessary for a complete installation shall be provided.

1.3    OWNERSHIP AND USE OF ARCHITECT'S DRAWINGS, SPECIFICATIONS AND OTHER
       DOCUMENTS

1.3.1 The Drawings, Specifications and other documents prepared by the Architect are instruments of the Architect's service through which the Work to be executed by the Contractor is described. The Contractor may retain one contract record set. Neither the Contractor nor any Subcontractor, Subsubcontractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect, and unless otherwise indicated the Architect shall be deemed the author of them and will retain all common law statutory and other reserved rights in addition to the copyright. All copies of them, except the Contractor's record set shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect, and copies thereof furnished to the Contractor are for the use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, Subsubcontractor or material or equipment supplier on other projects or for additions to this project outside the scope of the Work without the specific written consent of the Owner and Architect. The Contractor, Subcontractors, Subsubcontractors and material or equipment suppliers are granted a limited license to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this license shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with the Project is not to be construed as publication in derogation of the Architect's copyright or other reserved rights.

1.4    CAPITALIZATION

1.4.1 Terms capitalized in these General Conditions include those which are (1) specifically defined; (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document; or
       (3) the titles of other documents published by the American Institute of Architects.

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1.5    INTERPRETATION

1.5.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an", but the fact that a modifier or an article is absent from one statement and appears in another is not to affect the interpretation of either statement.

                                   ARTICLE 2
                                   ---------

                                     OWNER

2.1    DEFINITION

2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Owner" means the Owner or the Owner's representative, authorized in writing by Owner.

2.2    INFORMATION AND SERVICES REQUIRED OF THE OWNER

2.2.1 The Owner shall, at the request of the Contractor, prior to execution of the Agreement and promptly from time to time thereafter, furnish to the Contractor reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract.

2.2.2 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site.

2.2.3 Except for permits and fees which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use of occupancy of permanent structures or for permanent changes in existing facilities. The Owner will obtain and pay for the building permit.

2.2.4 Information or services under the Owner's control shall be furnished by the Owner with reasonable promptness to avoid delay in orderly progress of the Work.

2.2.5 The Contractor will be provided with 1 (one) set of reproducible Contract Drawings and Specifications without charge. The Contractor will be charged the Architect's reproduction cost for any additional Drawings and Specifications.

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2.2.6  The foregoing are in addition to other duties and responsibilities of the
       Owner enumerated herein and especially those in respect to Article 6 (Construction by Owner or by Separate Contractors), Article 9 (Payments and Completion) and Article 11 (Insurance and Bonds).

2.3    OWNER'S RIGHT TO STOP THE WORK

2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner, by written order signed personally or by an agent specifically so empowered by the Owner in writing, may order the Contractor to stop Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Subparagraph 6.1.3.

2.4    OWNER'S RIGHT TO CARRY OUT THE WORK

2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue corrections of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct deficiencies within a second seven-day period. If the Contractor within such second seven-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may without prejudice to other remedies the Owner may have correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the cost of correcting such deficiencies, including compensation for the Architect's additional services and expenses made necessary by such default, neglect or failure. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

                                   ARTICLE 3
                                   ---------

                                  CONTRACTOR

3.1    DEFINITION

3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Contractor" means the Contractor or the Contractor's authorized representative.

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3.2.1    REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

         The Contractor shall carefully study and compare the Contract Documents with each other and with information furnished by the Owner pursuant to Subparagraph 2.2.2 and shall at once report to the Owner and the Architect errors, inconsistencies or omissions discovered. The Contractor shall not be liable to the Owner or Architect for damage resulting from errors, inconsistencies or omissions in the Contract Documents unless the Contractor recognized such error, inconsistency or omission and knowingly failed to report it to the Owner and the Architect. If the Contractor performs any construction activity knowing it involves a recognized error, inconsistency or omission in the Contract Documents without such notice to the Owner and the Architect shall assume appropriate responsibility for such performance and shall bear an appropriate amount of the attributable costs for correction.

3.2.2 The Contractor shall take field measurements and verify field conditions and shall carefully compare such field measurements and conditions and other information known to the Contractor with the Contract Documents before commencing activities. Errors, inconsistencies or omissions discovered shall be reported to the Owner and the Architect at once.

3.2.2.1 Survey drawings describing the site, its physical characteristics, buildings, legal limits and utility locations are included with the Contract Documents for information purposes only. The Contractor shall be responsible for obtaining verification of all information included on the survey drawings through the local borough, township, district or county surveyor. Should any discrepancy be discovered, the Contractor will notify the Owner and Architect promptly. The Contractor shall not proceed with the work until instructions have been received from the Owner.

3.2.3 The Contractor shall perform the Work in accordance with the Contract Documents and submittals reviewed pursuant to Paragraph 3.12. The Contractor shall make no changes therefrom without written acceptance by the Owner. Where detailed information is lacking, the Contractor shall refer to the Architect for information before proceeding with the Work.

3.3      SUPERVISION AND CONSTRUCTION PROCEDURES

3.3.1 The Contractor shall supervise and direct the Work using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless Contract Documents give other specific instructions concerning these matters.

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3.3.2    The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons performing portions of the Work under a contract with the Contractor.

3.3.3 The Contractor shall not be relieved of obligations to performing the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect's administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

3.3.4 The Contractor shall be responsible for inspection of portions of work already performed under this Contract to determine that such portions are in proper condition to receive subsequent Work.

3.3.5 As part of the Contractor's obligation to perform the Work in accordance with the Contract Documents, the Contractor shall be responsible for preparing and filing the necessary Certification of Compliance pursuant to the provisions of Act No. 222 (35 P.S., paragraph 7201.101 et seq.) known as the Building Conservation Act, to the extent such requirements are included in the Contract Documents. The Contractor will not be held responsible for the design of said requirements.

3.3.6 The Contractor shall be responsible for laying out the Work and shall be responsible for all lines, elevations, and measurements of the Work. The Contractor must exercise proper precautions to verify all figures shown on the Drawings before laying out the Work and will be responsible for any errors or omissions resulting from failure to exercise such precautions.

3.3.7 The Contractor shall base all measurements, both horizontal and vertical, established bench marks. All Work shall agree with these established lines and levels.

3.3.8 Should the Contractor discover any discrepancies between the actual measurements and those indicated, which prevent following good practice or the intent of the Contract Documents, the Contractor shall notify the Owner and Architect promptly and shall not proceed with the Work until instructions have been received from the Owner.

3.4      LABOR AND MATERIALS

3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work. The Owner will pay the cost of all electrical energy and all charges for water.

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         The Contractor and each Subcontractor shall furnish at their expense, all scaffolding, trestles, ladders and platforms, and all other construction equipment that is required by code and is required for the execution of the Work under the Contract. Where it becomes necessary for the Contractor or any Subcontractor to move scaffolding and/or staging to permit installation of other Work under this contract,, it shall be moved at no cost to the Owner.

3.4.2 The Contractor shall enforce strict discipline and good order among the Contractor' s employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

         The Contractor shall take all steps necessary to ensure that neither Contractor's employees, nor any Subcontractor of Contractor or its employees, nor any other persons carrying out the Contract shall harass, disturb or bother any employee, guest, agent or invitee of the Owner at the Project site or any other site owned or used by the Owner, including, but not limited to, the time and times that such employees, guests, agents or invitees are coming to, going from, moving about or performing their work at the Owner's site or sites.

3.5      CONTRACTOR'S GENERAL WARRANTY

3.5.1 The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform with the requirements of the Contract Documents and will remain free from defects and in conformity with the requirements of the Contract Documents for a period of one year from the Warranty Date (as defined in paragraph 9.8.2). Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance or improper operation, or normal wear and tear under normal usage. If required by the Owner or the Architect the Contractor shall furnish satisfactory evidence as to the kind of quality of materials and equipment. The time periods set forth in this subparagraph shall not be deemed to shorten any warranty period otherwise provided in this Contract, the Specifications or any other Contract Document, and all warranties shall be subject to the conflict resolution provisions of subparagraph 17.4.

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3.6      TAXES

3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work or portions thereof provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

         Taxes paid by the Contractor shall also include Unemployment, Old Age Pension and other taxes imposed by local, City, State or Federal Government. Taxes and assessments on real property comprising site of project are to be excluded.

3.7      PERMITS, FEES AND NOTICES

3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the permits (other than the building permit) and governmental fees, licenses and inspections necessary for proper execution and completion of the Contract and which are legally required when bids are received or negotiations concluded.

3.7.1.1  The Owner will obtain and pay for the building permit only.

3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, negotiations and lawful orders of public authorities bearing on performance of the Work.

3.7.3 It is not the Contractor's responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and owner in writing, and necessary changes shall be accomplished by appropriate Modification.

3.7.4 If the Contractor performs any Work knowing it to be contrary to statutes, laws, ordinances, building codes, standards, rules and regulations, and without such notice to the Architect and Owner, and without receiving written instructions from Owner regarding the modification thereof, the Contractor shall assume full responsibility for such Work and shall bear the attributable costs.

3.8      ALLOWANCES

3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities against which the Contractor makes reasonable objection.

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3.8.2    Unless otherwise provided in the Contract Documents:

         .1 materials and equipment under an allowance shall be selected promptly by the Owner to avoid delay in the Work;

         .2 allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

         .3 Contractor's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum and not in the allowances;

         .4 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Clause 3.8.2.2 and (2) changes in Contractor's costs under Clause 3.8.2.3.

3.9      SUPERINTENDENT

3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

         The Contractor and each Subcontractor, including heating, ventilating and air conditioning, plumbing and drainage, fire protection, and electrical, shall have a competent superintendent on the job at all times in attendance and supervising the Work. The Contractor shall not change, or remove from the job, such superintendent without prior approval from the Owner.

3.10     CONTRACTOR'S CONSTRUCTION SCHEDULES

3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's and Architect's information, a Contractor's construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

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3.10.2   The Contractor shall prepare and keep current, for the Owner's approval, a schedule or submittals which is coordinated with the Contractor's construction schedule and allows the Owner and Architect reasonable time to review submittals.

3.10.3   The Contractor shall conform to the most recent schedules.

3.11     DOCUMENTS AND SAMPLES AT THE SITE

3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, addenda, Change Orders and other Modifications in good order and marked currently to record changes and selections made during construction, and in addition approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Owner and the Architect and shall be delivered to the Architect for submittal to the Owner upon completion of the Work.

         Shop Drawings, Product Data and Samples maintained and delivered shall include all such material required by the Contractor for actual construction or coordination of trades in addition to those required to be submitted to the Owner and the Architect for review.

3.12     SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specifically prepared for the Work by the Contractor or a Subcontractor, Subsubcontractor, manufacturer, supplier or distributor to illustrate materials or equipment for some portion of the Work.

3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required the way the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Owner and Architect is subject to the limitations of Subparagraph 4.2.7.

3.12.5 The Contractor shall review, approve, certify and submit to the Owner and the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as required by the

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         Submittals Schedule required under Paragraph 3.10.2 and as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals made by the Contractor which are not required by the Contract Documents may be returned without action.

3.12.6 The Contractor shall perform no portion of the Work requiring submittal and review of Shop Drawings, Product Data, Samples and similar submittals until the respective submittal has been reviewed by the Owner and the Architect. Such Work shall be in accordance with reviewed submittals.

3.12.7 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

3.12.8 The Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Owner's or the Architect's review of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Owner and the Architect in writing of such deviation at the time of submittal and the Owner or the Architect has given written acceptance of the specific deviation. The Contractor shall not be relieved of responsibility for errors and omissions in Shop Drawings, Product Data, Samples or similar submittals by the Owner's or the Architect's review thereof.

3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Owner or the Architect on previous submittals.

3.12.10 Informational submittals upon which the Owner or the Architect is not expected to take responsive action may be so identified in the Contract Documents.

3.12.11 When professional certification of performance criteria of materials, systems or equipment is required by the Contract Documents, the Owner and the Architect shall be entitled to rely upon the accuracy and completeness of such calculations and certifications.

3.12.12 If material or equipment is installed before it has been reviewed by the Owner and the Architect, the Contractor shall be liable for its removal and replacement at no extra charge to the Owner, if, in the opinion of the Owner the installed material or equipment does not meet the intent of the Contract Documents.

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3.13     USE OF SITE

3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

3.13.2 The Contractor and all Subcontractors shall keep respective employees out of areas beyond the contract limit lines except where necessary for actual performance of work.

3.14     CUTTING AND PATCHING

3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching, or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor's consent to cutting or otherwise altering the Work.

3.15     CLEANING UP

3.15.1 The Contractor shall keep the premises and surrounding area from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

3.15.3 The Contractor shall keep all driveway and parking lots (including aisles) on the premises, as well as, the roadways adjacent to the premises, free from mud, dirt and debris caused by operations under the Contract, and in compliance with all applicable laws, statutes, ordinances, rules, regulations or conditions of governmental approvals. Upon the receipt of any notice of violation, directive or complaint alleging any violation of such law, statute, ordinance, rule, regulation or condition of governmental approval, Contractor shall immediately remedy the same and shall be responsible for any fine or penalty related thereto.

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3.15.4   (a) Contractor shall be deemed to be the owner of waste materials which result from materials brought onto the Project site by the Contractor, its Subcontractors or anyone directly or indirectly employed by them, or by anyone for whose acts they may be liable. All other waste shall be removed by Contractor as agent for the actual owner thereof. Title to such waste shall be transferred directly from its owner to a waste hauler licensed to transact business in the Commonwealth of Pennsylvania. However the cost of waste removal is included within the Contract Sum.

         (b) In the event that Contractor uncovers or discovers hazardous materials or waste at the Project site which is not the result of materials brought onto the Project site, or conduct or actions taken by the Contractor, its Subcontractor or anyone directly or indirectly employed by them, or by anyone for whose acts they may be liable, Contractor shall so notify the Owner, in writing, and the Owner shall, as between Owner and Contractor, be responsible to arrange for the removal or disposal of said material.


3.16     ACCESS TO WORK

3.16.1 The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

3.17     ROYALTIES AND PATENTS

3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense of loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect and the Owner.

3.18     INDEMNIFICATION

3.18.1 The Contractor shall indemnify and hold harmless the Owner, the Architect, Architect's consultants, and agents and employees of any of them from and against all claims, damages, losses or expenses, including, but not limited to, attorneys, fees, arising out of or resulting from negligence or intentional, willful, wanton or reckless misconduct by Contractor, its Subcontractors, their subcontractors, or anyone acting on behalf, through, under or in any other manner for any of them in anyway relating to the performance of the work, which results in, inter alia:

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(1)      bodily injury, sickness, disease or death;

(2) injury to or destruction of tangible property (other than the Work itself), including the loss of the use resulting therefrom;

(3)      governmental fines and/or penalties of any kind whatsoever;

(4) corrective measures required under the Federal occupational Safety and Health Act (hereinafter referred to as OSHA);

(5)      delay in completion of the work beyond the Contract Time, as defined in
         Article 8, caused by proceedings under OSHA.

This indemnification in favor of the Owner shall be applicable and the Owner, its agents, and employees of any of them, shall be indemnified as long as there is no determination by a court of competent jurisdiction that any of the causes listed in items (1) through (5) which is the basis of the claim, was caused by sole negligence of the Owner, its agents and employees of any of them.

This indemnification in favor of the Architect, Architect's consultants and agents, and employees of any of them, shall be applicable and the Architect, Architect's consultants and agents, and employees of any of them, shall be indemnified completely as long as there is no determination by a court of competent jurisdiction that any of the causes listed in (1) through (5) which is the basis for the claim, was caused by the sole negligence of the Architect, Architect's consultants and agents, and employees of any of them. The obligations of the Contractor under this Paragraph 3.18.1 shall not extend to the liability of the Architect, the Architect's consultants, and agents and employees of any of them arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, Change Orders, design or specifications or
(2) the giving of or failure to give directions or instructions by the Architect, the Architect's Consultants, and agents and employees of any of them, provided such giving or failure to give is the primary cause of the injury or damage.

The Contractor shall, pursuant to this indemnification provision, pay the attorney's fees, expenses, judgments and settlements made by or on behalf of the Owner, its agents and employees of any of them, arising out of the claims related to this Project unless and until there should be a finding by a court of competent jurisdiction that the damages alleged were caused by the sole negligence or fault of the Owner, its agents and employees of any of them.

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         The Contractor also agrees that he will maintain liability insurance coverage as to the risk stated in this article, naming the Owner and the Architect as additional insured.

         Such obligation shall not be construed to negate, abridge, or otherwise reduce any other right or obligation of indemnity which would otherwise exist as to any party or person described in this Paragraph 3.18.

3.18.2   In claims against any person or entity indemnified under this Paragraph
         3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under this Paragraph 3.18 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers' compensation acts, disability benefit acts or other employee benefit acts.

3.18.3 The obligations of the Contractor under this Paragraph 3.18 shall not exceed to the liability of the architect, the Architects consultants and agents and employees of any of them arising out of (1) the preparation of approval of maps, drawings, opinions, reports, surveys, Change Orders, designs or specifications, or (2) the giving of or the failure to give directions or instructions by the Architect, the Architect's consultants, and agents and employees of any of them provided such giving or failure to give is the primary cause of the injury or damage.

3.18.4 The Contractor shall indemnify and hold harmless the owner and Architect from any claim or liability resulting from the Contractor's failure to construct the Project in accordance with the Contract Documents, including the requirements of Act No. 222 (35 P.S. paragraph 7201.101 et seq.), known as the Building Energy Conservation Act, to the extent such requirements are included in the Contract Documents, and have been properly engineered and detailed by the Architect including any Certification required of the Owner or Architect pursuant to that Act.

                                    ARTICLE 4
                                    ---------

                         ADMINISTRATION OF THE CONTRACT

4.1      ARCHITECT

4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract as if singular in number. The term "Architect" means the Architect of the Architect's authorized representative.

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4.1.2    Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner.

4.1.3 In case of termination of the Architect, the Owner shall appoint an architect whose status under the Contract Documents shall be that of the former architect.

4.2      ARCHITECTS ADMINISTRATION OF THE CONTRACT

4.2.1 The Architect will provide administration of the Contract as described in the Contract Documents, and will be the Owner's representative (1) during construction, (2) until final payment is due and (3) with the Owner's concurrence, from time to time during the correction period described in Paragraph 12.2. The Architect will advise and consult with the Owner. The Architect will have authority to act on behalf of the Owner only to the extent provided by written instrument.

4.2.2 The Architect will visit the site at intervals appropriate to the stage of construction to become generally familiar with the progress and quality of the completed Work and to determine in general if the Work is being performed in a manner indicating that the Work, when completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check quality or quantity of the Work. On the basis of the on-site observations as an architect, the Architect will keep the Owner informed of progress of the Work and will endeavor to guard the owner against defects and deficiencies in the Work.

4.2.3 The Architect will not have control over or charge of and will not be responsible for construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work, whether or not same are required by applicable law, since these are solely the Contractor's responsibility as provided in

         Paragraph 3.3. The Architect will not be responsible for the Contractor's failure to carry out the Work in accordance with the Contract Documents or applicable law. The Architect will not have control over or charge of nor be responsible for acts or omissions of the Contractor, Subcontractors, or their agents and employees, or any other persons performing portions of the Work, nor does the Architect assume responsibility for compliance, by any of the aforementioned persons or entities, with applicable laws, standards and regulations. The Architect will not be responsible for any design calculations, or the results therefrom, which are required of the Contractor, Subcontractors or suppliers, either by provisions of the Contract Documents or inherently required by the Contractor, Subcontractor or suppliers for their proper performance of the Work.

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4.2.4    COMMUNICATIONS FACILITATING CONTRACT ADMINISTRATION

         Except as otherwise provided in the Contract Documents or when direct communications have been specifically authorized, the Owner and Contractor shall endeavor to communicate through the Architect. Communications by and with the Architect's consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

4.2.5 Based on the Architect's observations and evaluations of the Contractor's Applications for Payment, the Architect will, upon Owner's request, review the amounts claimed to be due the Contractor.

4.2.6 The Architect will have authority to reject on owner's behalf, Work which does not conform to the Contract Documents. Whenever the Architect or owner considers it necessary or advisable for implementation of the intent of the Contract Documents, the Architect will have authority to require additional inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons performing portions of the Work.

4.2.7 The Architect will review or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for and advising owner as to conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with reasonable promptness so as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, taking into account the time and method of submittal by the Contractor and allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installations or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architects review of the Contractors submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety precautions, construction means, methods, techniques or procedures. The Architect's review of a specific item shall not indicate acceptance of an assembly of which the item is a component.

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4.2.8    The Architect will prepare Change Orders and Construction Change
         Directives, and may, as permitted by Owner, authorize minor changes in the Work as provided in Paragraph 7.4.

4.2.9 The Architect will conduct inspections to advise the Owner with regard to the date or dates of Substantial Completion and the date of final completion, and will receive and forward to the Owner for the Owner's review and records, written warranties and related documents required by the Contract and assembled by the Contractor.

4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

4.2.11 The Architect will interpret and advise on matters concerning performance under and requirements of the Contract Documents on request of the Owner.

4.3      CLAIMS AND DISPUTES

4.3.1 Definition. A claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also included other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be made by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

4.3.2 Continuing Contract Performance. Pending final resolution of a claim unless otherwise agreed in writing the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

4.3.3 Waiver of Claims: Final Payment. The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

         .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

         .2 failure of the Contractor or the Work to comply with the requirements of the Contract Documents; or

         .3       terms of special warranties required by the Contract
                  Documents;

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         .4       Governmental fines or penalties imposed on the Contractor, or any Subcontractor, for violations of applicable law.

4.3.4 Claims for Concealed or Unknown Conditions. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect has given notice of this finding. If the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect for recommendation. Any continuing dispute shall be resolved in accordance with subparagraph 4.4.4.

4.3.5 Claims for Additional Cost. If the Contractor wishes to make a Claim for an increase in the Contract Sum, written notice to the Owner and Architect as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph 10.3. If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect; (2) an order by the Owner to stop the Work where the Contractor was not at fault; (3) a written order for a minor change in the Work issued by the Owner; (4) failure of payment by the Owner; (5) termination of the Contract by the Owner; (6) Owners suspension; or (7) other reasonable grounds, the Claim shall be resolved in accordance to Subparagraph 4.4.4.

4.3.6    CLAIMS FOR ADDITIONAL TIME

4.3.6.1 If the Contractor wishes to make Claim for all increases in the Contract Time, written notice as provided herein shall be given. The Contractor's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work.
         In case of a continuing delay only one claim is necessary.

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4.3.6.2  If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time and could not have been reasonably anticipated, and that weather conditions had an adverse effect on the scheduled construction.

4.3.7 Injury or Damage to Person or Property. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, of any of the other parties employees or agents, or of others for whose acts such party is legally liable, written notice of such injury or damage, whether or not insured, shall be given to the other party. The notice shall provide sufficient detail to enable the other party to investigate the matter. If a Claim for additional cost or time related to this Claim is to be asserted, it shall be filed as provided in Subparagraph 4.3.5 and 4.3.6.

4.4      RESOLUTION OF CLAIMS AND DISPUTES

4.4.1 The Architect will review Claims and take one or more of the following preliminary actions within ten days of receipt of a Claim: (1) request additional supporting data from the claimant, (2) recommend rejection of the Claim in whole or in part, stating reasons for rejection, (3) recommend approval of the Claim by the other party, or (4) suggest a compromise. The Architect may also, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim.

4.4.2 If the Claim has been resolved, the Architect will prepare or obtain appropriate documentation.

4.4.3 If a Claim has not been resolved, the party making the Claim shall, within ten days after the Architect's preliminary response, take one or more of the following actions: (1) submit additional supporting data requested by the Architect, (2) modify the initial Claim or (3) notify the Architect and the other party that the initial Claim stands.

4.4.4 If a Claim has not been resolved after consideration of the foregoing and of further evidence presented by the parties or requested by the Architect, the Claim on the initiation of either party may be the subject of adjudication or litigation.

                                   ARTICLE 5
                                   ---------

                                SUBCONTRACTORS

5.1      DEFINITIONS

5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to

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         throughout the Contract Documents as if singular in number and means a
         Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

5.1.2 A Subsubcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

5.2      AWARD OF SUBCONTRACTS AND OTHER CONTRACT FOR PORTIONS OF THE WORK

5.2. 1 Unless otherwise stated in the Contract Documents or the Bidding Documents, the Contractor, within ten (10) days after the award of the Contract, shall furnish to the Owner and Architect in writing the names of the persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Owner will promptly reply to the Contractor in writing stating whether or not the Owner, after due investigation, has reasonable objection to any such proposed person or entity.

5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner has made reasonable and timely objection. The Contractor shall not be required to contract with anyone whom the Contractor has made reasonable objection.

5.2.3 If the Owner has reasonable objection to any such proposed person or entity, the Contractor shall submit a substitute to whom the Owner has no reasonable objection. If the requirement that Contractor select a substitute Subcontractor causes a difference in cost from the cost of the originally proposed Subcontractor, the Contract Sum shall be adjusted by the increase or decrease in the cost occasioned by the substitution, which adjustment shall be evidenced by the issuance of an appropriate Change Order. However, no adjustment shall be made in the Contract Sum by reason of a required change in Contractor's proposed HVAC or Electrical Subcontractors.

5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner makes reasonable objection to such change.

5.3      SUBCONTRACTUAL RELATIONS

5.3.1 By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to

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         assume toward the Contractor all the obligations and responsibilities which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protects the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Subsubcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors shall similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

         In the event a Subcontractor is named as a defendant in any proceeding by the Secretary of Labor under OSHA, the Contractor shall have the right and obligation to correct any alleged violations of OSHA if corrections are not made by the Subcontractor.

5.4      CONTINGENT ASSIGNMENT OF SUBCONTRACTS

5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

         .1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Paragraph 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor in writing; and

         .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

5.4.2 If the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted.

5.5      DISCHARGE OF SUBCONTRACTORS FOR CAUSE

5.5.1 The Owner upon cause shown may require Contractor to discharge an existing Subcontractor and replace the offending Subcontractor with a Subcontractor reasonably acceptable to Owner and Contractor. Contractor shall be responsible for the conduct of

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         all Subcontractors and their employees and agents while on the project site including the conduct of those Subcontractors with respect to Owner's employees and guests. Owner may, in Owner's reasonable discretion, require the discharge of any Subcontractor who directly or through its employees or agents is responsible for inappropriate conduct directed to Owner's employees or guests.

5.5.2 Any delay in time or increase in cost due to the discharge of a Subcontractor pursuant to paragraph 5.5.1 above shall be deemed to be a suspension by Owner pursuant to paragraph 14.4 of this Agreement.

                                   ARTICLE 6
                                   ---------

               CONSTRUCTION BY OWNER OF BY SEPARATE CONTRACTORS

6.1      OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided elsewhere in the Contract Documents.

6. 1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner/Contractor Agreement.

6.1.3 The Owner shall provide for coordination of the activities of the Owner's own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule and Contract Sum deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Owner until subsequently revised.

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6.1.4    Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding other, those stated in Article 3, this Article 6 and Articles 10, 11 and 12.

6.2      MUTUAL RESPONSIBILITY

6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Owner and the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's or separate contractors' completed or partially completed construction is fit and proper to receive the Contractor's Work except as to defects not then reasonably discoverable.

6.2.3 Costs caused by delays or by improperly timed activities or defective construction shall be borne by the party responsible therefor.

6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner of separate contractors as provided in Subparagraph 10.2.5.

6.2.5 Claims and other disputes and matters in question between the Contractor and a separate contractor shall be subject to the provisions of Paragraph 4.3 provided the separate contractor has reciprocal obligations.

6.2.6 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Paragraph 3.14.

6.3      OWNER'S RIGHT TO CLEAN UP

6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and

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         surrounding area free from dirt, mud, waste materials and rubbish as describes in Paragraph 3.15, the Owner may clean up and allocate the cost among those responsible as the Owner determines to be just.

                                   ARTICLE 7
                                   ---------

                              CHANGES IN THE WORK

7.1      CHANGES

7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

7.1.2 A Change Order shall be based upon agreement between the Owner and Contractor, a Construction Change Directive requires agreement of the Owner and may or may not be agreed to by the Contractor; an order for a minor change in the work may be issued by the Architect or Owner alone.

7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

7.1.4 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are so changed in the proposed Change Order or Construction Change Directive that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

7.2      CHANGE ORDERS

7.2.1 A Change Order is a written instrument prepared by the Architect and signed by the Owner and Contractor, stating their agreement upon all of the following:

         .1       a change in the Work;

         .2       the amount of the adjustment in the Contract Sum, if any; and

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         .3       the extent of the adjustment in the Contract Time, if any.

7.2.2 Methods used in determining adjustments to the Contract Sum include those listed in Subparagraph 7.3.3.

7.3      CONSTRUCTION CHANGE DIRECTIVES AND CHANGE ORDERS

7.3.1 A Construction Change Directive is a written order prepared by the Architect and signed by the Owner directing a change in the Work and stating a proposed basis for adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

7.3.3 If the Construction Change Directive or Change Order provides for an adjustment to the Contract Sum, the adjustment, net of savings in costs to the Contractor, if any, shall be based on one of the following methods:

         .1 Mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation. Lump sum shall be complete with breakdown for each trade giving separation of material, equipment and labor, providing quantities and labor hours as outlined in Sub-subparagraph 7.3.3.3. The fee payable to the Contractor, Subcontractor or Sub-subcontractor shall be the same as permitted in Sub-subparagraph 7.3.3.3.

         .2 Unit prices stated in the Contract Documents or subsequently agreed upon.

         .3 On a time and material basis by cost (as defined herein), plus a percentage fee which shall be established as follows:

                  For extra work performed by the Contractor, the charges to the Owner may include the Contractor's cost, plus a fee (payable to the Contractor) in an amount equal to fifteen percent (15%) of such cost.

                  For extra work performed by a Subcontractor, the charges to Owner may include: the Subcontractor's cost, plus a fee (payable to the Subcontractor) in the amount equal to fifteen percent (15%) of such cost, plus a fee (payable to the Contractor)

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         in amount equal to ten percent (10%) of the sum of the Subcontractor's cost and the Subcontractor's fee. In no case shall the total fees on extra work performed by a Subcontractor exceed 26.5% of the Subcontractor's cost.

         For extra work performed by a Subsubcontractor, the charges to Owner may include: the Sub-subcontractor's cost, plus a fee (payable to the Sub-subcontractor) in an amount equal to fifteen percent (15%) of such cost; plus a fee (payable to the Subcontractor) in an amount equal to five percent (5%) of the sum of the Sub-subcontractor's cost and the Subsubcontractor's fee; plus a fee (payable to the Contractor) in an amount equal to five percent (5%) of the sum of the Sub-subcontractor's costs, the Sub-subcontractor's fee and the Subcontractor's fee. In no case shall the total fees on extra work performed by a Sub-subcontractor exceed 26.8% of the Sub-subcontractor's cost.

         "Cost" shall consist exclusively of the actual cost of:

               a.   Labor, including foreman,. including fringe benefits;

               b.   Security and old age and unemployment contributions;

               c. Materials entering permanently into the work, including freight and/or delivery charge;

               d. The ownership or rental cost of on site equipment during the time of use on the extra work;

               e. Power and consumable supplies for the operation of power equipment;

               f.   Applicable taxes;

               g.   Insurance;

               h.   Bonds.

         Cost shall not include any provision for the cost of supervision, overhead, profit, and any other general expenses.

         The Contractor shall furnish satisfactory bills, payrolls and vouchers covering all items of cost, and when requested by the Owner, shall give the Owner access to accounts relating thereto.

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     .4  As provided in Subparagraph 7.3.6, Value of Work added and deleted for each item of Work shall be computed on the net difference in quality.

7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Owner and Architect of the Contractor's agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Owner, upon recommendation from the Architect, on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in the case of an increase in the Contract Sum, fees defined in Subparagraph 7.3.3, item .3. In such case, and also under Subparagraph 7.3.3, the Contractor shall keep and present, in such form as the Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs and fees are to be presented in accordance with the provisions of Subparagraph 7.3.3, item .3. Value of work added and deleted for each item of Work shall be computed on the net difference in quantity.

7.3.7 Pending final determination of cost to the Owner, amounts not in dispute may be included in Applications for Payment. The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with, respect to that change.

7.3.8 If the Owner and Contractor do not agree with the adjustment in Contract Time or the method for determining it, the adjustment or the method shall be referred to the Architect for recommendation.

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7.3.9  When the Owner and Contractor agree with the recommendation made by the
       Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

7.4    MINOR CHANGES IN THE WORK

7.4.1 The Owner and the Architect (if so authorized by the Owner) will have the authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.

                                   ARTICLE 8
                                   ---------

                                     TIME


8.1    DEFINITIONS

8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

8.1.2 The date of commencement of the Work is the date established in the Agreement. The date shall not be postponed by the failure to act of the Contractor or of persons or entities for whom the Contractor is responsible.

8.1.3 The date of Substantial Completion is the date determined in accordance with Paragraph 9.8.

8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

8.2    PROGRESS AND COMPLETION

8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor. The date of

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       commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

8.3    DELAYS AND EXTENSIONS OF TIME

8.3.1 If the Contractor is delayed at any time in the progress of Work by any act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner, or by delays in the issuance of the Building Permit or Permits, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties, or any causes beyond the Contractor's control, or by delay authorized by the Owner pending litigation or adjudication or by other causes which the Owner determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Owner may determine.

8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3.

8.3.3 This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

                                   ARTICLE 9
                                   ---------

                             PAYMENTS AND COMPLETION

9.1    CONTRACT SUM

9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

9.2    SCHEDULE OF VALUES

9.2.1 Prior to execution of this Agreement, the Contractor shall submit to the Owner and the Architect a schedule of values allocated to various portions of the Work, prepared in such

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         form and supported by such data to substantiate its accuracy as the
         Owner may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Contractor's Applications for Payment.

9.3      APPLICATIONS FOR PAYMENT

9.3.1 At least fifteen days before the date established for each progress payment, the Contractor shall submit to the Owner and the Architect an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor's right to payment as the Owner may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for elsewhere in the Contract Documents.

9.3.1.1 Such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives but not yet included in Change Orders.

9.3.1.2 Such applications may not include requests for payment of amounts the Contractor does not intend to pay to a Subcontractor or material supplier because of a dispute or other reason.

9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, the payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest and shall include applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which payments have been previously received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

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         9.3.4 Owner may require (after the first monthly payment has been made)
         the Contractor to submit either receipted bills or sworn affidavits from all Subcontractors and materialmen showing they have been paid for their previous month's work and materials to the extent that payment has been received by the Contractor from the Owner.

9.4      CERTIFICATES OF NONCOMPLIANCE

9.4.1 The Architect will, within seven days after receipt of the Contractor's Application for Payment, issue to the Owner and the Contractor a notice, in writing, of the Architect's reasons for withholding a certification of any Work in whole or in part as provided in Subparagraph 9.5.1.

9.5      DECISION TO CERTIFY NONCOMPLIANCE

9.5.1 The Architect may decide to certify noncompliance in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect's opinion, based on the Architect's observations at the site and the data comprising the Application for Payment, the representations to the Owner, that the Work has progressed to the point indicated and that to the best of the Architect's knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents, cannot be made. If the Architect certifies noncompliance, the Architect will notify the Contractor and the Owner as provided in Subparagraph 9.4.1. If the Contractor and the Owner cannot agree on a revised amount, the Architect will advise the Owner of the amount for which the Architect is able to make a representation of compliance to the Owner. The Architect may also decide to certify noncompliance because of subsequently discovered evidence or subsequent observations which nullify a Payment previously issued to such extent as may be necessary, in the Architect's opinion to protect the owner from loss because of:

         .1       defective Work not remedied;

         .2 third party claims filed or reasonable evidence indicating probable filing of such claims;

         .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

         .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

         .5       damage to the Owner or another contractor;

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         .6       reasonable evidence that the Work will not be completed within the Contract Time and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

         .7 persistent failure to carry out the Work in accordance with the Contract Documents.

9.5.2 When the above reasons for certifying noncompliance are removed, payment will be made for amounts previously withheld.

9.6      PROGRESS PAYMENTS

9.6.1 Subject to the provisions of Subparagraphs 9.4 and 9.5, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.

9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in similar manner.

9.6.3 The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.

9.6.4 Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

9.6.6 Progress payment, or partial or entire use or occupancy of the Project, by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

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9.7      FAILURE OF PAYMENT

9.7.1 Provided that the Architect has not issued a Certificate of Noncompliance within seven days after receipt of the Contractor's Application for Payment, or if the Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount then due under the Contract or awarded by adjudication or litigation, then the Contractor may, upon seven additional days written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shutdown, delay and startup, which shall be accomplished as provided in Article 7.

9.8      SUBSTANTIAL COMPLETION

9.8.1 Substantial Completion is the stage in the progress of the Work when the Work is sufficiently complete in accordance with the Contract Documents so the Owner can occupy or utilize the Work for its intended use.

9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Owner and the Architect a comprehensive list of items to be completed or corrected. The Contractor shall proceed promptly to complete and correct items on the list. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents. Upon receipt of the Contractor's list, the Owner and/or Architect will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Owner's or Architect's inspection discloses any item, whether or not included on the Contractor's list, which is not in accordance with the requirements of the Contract Documents, the Contractor shall, before the issuance of the Certificate of Substantial Completion, complete or correct such item, upon notification by the Owner and/or Architect. The Contractor shall then submit a request for another inspection by the Owner and/or Architect to determine Substantial Completion. When the Owner determines that the Work or designated portion thereof is substantially complete, and that all pre-acceptance testing thereof (including, but not limited to, roof, ventilation and air balance testing) has been completed with satisfactory results, the Architect will prepare a Certificate of Substantial Completion for execution by Owner which shall establish the date of

         Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. The Certificate of Substantial Completion shall be submitted to the Owner

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         and Contractor for their written acceptance of responsibilities assigned to them in such Certificate.

         If Substantial Completion is sought by Contractor for portions of the Work at a time, the Warranty Date shall be the date that Owner executes the Certificate of Substantial Completion for the last portion of the Work to be so certified. If Substantial Completion is sought by Owner for portions of the Work at a time or, if Substantial Completion of all the Work is the subject of a single Certificate of Substantial Completion, the Warranty Date for the work so certified shall be the date that Owner executes that Certificate. Warranties required by the Contract Documents shall commence upon the Warranty Date for all Work completed by that Date, and upon the date of payment for any portion of the Work not competed by the Warranty Date, including all checklist items, unless otherwise provided in the Certificate of Substantial Completion. The time period for each Warranty shall be as provided in
         Article 17.

9.9      PARTIAL OCCUPANCY OR USE

9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Subparagraph 11.3.11 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Owner and the Architect as provided under Subparagraph
         9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Owner.

9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

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9.10     FINAL COMPLETION AND FINAL PAYMENT

9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner and the Architect will promptly make such inspection and, when the Owner and the Architect find the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue to Owner a final Certificate stating that to the best of the Architect's knowledge, information and belief, and on the basis of the Architect's observations and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents. The Architect's final Certificate will constitute a further representation that conditions listed in Subparagraph 9.10.2 as precedent to the Contractor's receiving final payment have been fulfilled.

9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Owner and the Architect
         (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by (Owner) have been paid or otherwise satisfied; (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be cancelled or allowed to expire until at least 30 days' prior written notice has been given to the Owner; (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents; (4) consent of surety, if any, to final payment;
         (5) the required warranty bond or letter of credit of one percent (1%) of the Contract Sum required by Paragraph 17.5 is in full force and effect; and (6) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted.

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         If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment. It shall not constitute a waiver of claims.

9.10.4 Acceptance of Final Payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment. Such waivers shall be in addition to the waiver described in Subparagraph 4.3.5.

                                   ARTICLE 10
                                   ----------

                       PROTECTION OF PERSONS AND PROPERTY

10.1     SAFETY PRECAUTIONS AND PROGRAMS

10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

10.1.2 In the event the Contractor encounters on the site material reasonably believed to be asbestos or polychlorinated biphenyl (PCB) which has not been rendered harmless, the Contractor shall immediately stop Work in the area affected and report the condition to the Owner and Architect in writing. The Work in the affected area shall not thereafter be resumed except by written agreement of the Owner and Contractor if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless. The Work in the affected area shall be resumed in the absence of asbestos or polychlorinated biphenyl (PCB), or when it has been rendered harmless, by written agreement of the Owner and Contractor, or in accordance with final determination by the Architect on which adjudication or litigation has not been demanded, or by adjudication or litigation under Article 4.

10.1.3 The Contractor shall not be required, pursuant to Article 7, to perform without consent any Work relating to asbestos or polychlorinated biphenyl (PCB).

10.1.4 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Architect, Architect's consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including by not limited to attorneys, fees, arising out of or resulting from performance of the Work in the affected


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         area if in fact the material is asbestos or polychlorinated biphenyl
         (PCB) and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Owner, anyone directly or indirectly employed by the Owner or anyone for whose acts the Owner may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Subparagraph 10.1.4.

10.2     SAFETY OF PERSONS AND PROPERTY

10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

         .1 employees on the Work and other Persons who may be affected thereby;

         .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors; and

         .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

10.2.2 The Contractor shall give notices and comply with OSHA and all other applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

10.2.2.1 The Contractor shall, or, in the case of its Subcontractor, require that the latter, conform any part of the Work, for which the Contractor or its Subcontractor, as the case may be, is responsible, to any order issued under OSHA.

10.2.2.2 If the Contractor is named as a defendant in any proceeding by the Secretary of Labor under OSHA, and is contesting the proceeding and not diligently proceeding with required corrections, the Owner may, after three days' written notice to the Contractor, and without prejudice to any other remedy he might have: (1) correct such violations pursuant to Paragraph 2.4 of these General Conditions, or (2) terminate the Contract pursuant to Paragraph 14.2 of these General Conditions, except that in either instance, the applicable notice required shall be as set forth in this Subsubparagraph. The Owner's



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         rights under this Subsubparagraph shall not be affected by the result of any applicable enforcement proceeding under OSHA.

10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and user of adjacent sites and utilities.

10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Subsubcontractor, or anyone directly or indirectly employed by any of them, or by anyone f or whose acts they may be liable and for which the Contractor is responsible under Clauses 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.18.

10.2.6 The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

10.3     EMERGENCIES

10.3.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of emergency, except Work required under Subparagraph 10.2.2, Sub-subparagraphs 10.2.2.1 and 10.2.2.2, shall be determined as provided in Paragraph 4.3 and Article 7.


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                                   ARTICLE 11
                                   ----------

                               INSURANCE AND BONDS

11.1     CONTRACTOR'S LIABILITY INSURANCE

11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance will protect the Contractor from claims set forth below which may arise out of or result from the Contractor's operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor, or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

         .1 claims under workers, or workmen's compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;
         .2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor's employees;

         .3 claims for damages because of bodily injury, sickness or disease, or death of any person other than the Contractor's employees;

         .4 claims for damages insured by usual personal injury liability coverage which are sustained (1) by a person as a result of an offense directly or indirectly related to employment of such person by the Contractor, or (2) by another person;

         .5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

         .6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle; and

         .7 claims involving contractual liability insurance applicable to the Contractor's obligations under Paragraph 3.18.

11.1.2 The insurance required by Subparagraph 11.1.1 shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.



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         The Owner requires and has designated the following minimum limits of insurance to be purchased and maintained by the Contractor:

         Workmen's Compensation, Employer's Liability, Temporary Disability Benefits and other similar employee benefit Acts as required by statute. Limit of Liability for Employer's Liability coverage not less than One Million Dollars ($1,000,000.00).

         Comprehensive General Liability and Comprehensive Automobile Liability including completed operations coverage and coverage for explosion, collapse, and underground hazards;

         (1) Bodily Injury Liability (including owned and nonowned vehicles) minimum limits of Twenty Million Dollars ($20,000,000.00) each person and Twenty Million Dollars ($20,000,000.00) each occurrence.

                  Personal Injury- minimum limits of Twenty Million Dollars ($20,000,000.00) each claim and Twenty Million Dollars ($20,000,000.00) aggregate.

         (2) Property Damage Liability (including owned and nonowned vehicles) minimum limit of Twenty Million Dollars ($20,000,000.00) each occurrence.

         (3)      Contractual Liability - same limits as in (1) and (2).

         The completed operations coverage feature of the Comprehensive General Liability policy shall be maintained in force for a minimum of three
         (3) years commencing with issuance of final Certificate for Payment.

         The Contractor shall require each Subcontractor to maintain insurance of like types and in amount mentioned in Subparagraph 11.1.2 above, and also shall require the Subcontractors to indemnify and save harmless the Owner and Architect as stated in Article 3, Paragraph 3.18.

         The Contractor shall maintain such additional insurance and naming such additional insureds as the Owner may reasonably require. The form of insurance shall be subject to the Owner's approval. If there is any additional cost of insurance, the Contract Price shall be increased accordingly, subject to Owner's written approval of such increase. Contractor's workers compensation policy shall also include an alternate employment endorsement.


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11.1.3   Certificates of Insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work. These Certificates and the insurance policies required by this Paragraph 11.1 shall contain a provision that coverages afforded under the policies will not be cancelled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as remain in force after the final payment and are reasonably available, all additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Subparagraph 9.10.2. Information concerning reduction of coverage shall be furnished by the Contractor with reasonable promptness in accordance with the Contractor's information and belief.

11.1.4 Waiver of Subrogation. Contractor and its Subcontractors and Sub-subcontractors shall each have included in all insurance policies obtained by them under these General Conditions, a waiver by the insurer of all rights of subrogation against the Owner and Architect in connection with any loss or damage thereby insured against. To the full extent permitted by law, Contractor, Subcontractors and Sub-subcontractors, waive all rights of recovery against the Owner and Architect for, and agree to release the Owner and Architect from liability for loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage, or would be covered by the insurance required to be maintained under the Agreement by the party seeking recovery. In the event Contractor, Subcontractors and Sub-subcontractors are self-insured for these coverages, Contractor, Subcontractors and Sub-subcontractors agree to release Owner and Architect from all liability for loss or damage to the full extent permitted by law.

11.2     OWNER'S LIABILITY INSURANCE

11.2.1 The Owner shall be responsible for purchasing and maintaining the owner's usual liability insurance. optionally, the Owner may purchase and maintain other insurance for self-protection against claims which may arise from operations under the Contract. The Contractor shall not be responsible for purchasing and maintaining this optional Owner's liability insurance unless specifically required by the Contract Documents.

11.3     PROPERTY INSURANCE

11.3.1 Unless otherwise provided, the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance in the amount of the initial Contract Sum as well as subsequent modifications thereto for the entire Work at the site on a replacement cost basis without deductibles. Such property insurance shall be maintained, unless otherwise


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         provided in Paragraph 9.10 or until no person or entity other than the
         Owner has an insurable interest in the property required by this Paragraph 11.3 to be covered, whichever is earlier. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Subsubcontractors in the Work.

         It shall be understood that Owner's Property Insurance, including Fire, Extended Coverage, Theft, Vandalism and Malicious Mischief or other endorsements, does not include coverage of glass breakage.

         The Contractor shall be responsible for the replacement of all broken glass, from any cause, until the date of Final Payment. This shall not relieve the Contractor from the responsibility for glass breakage due to faulty material and/or workmanship during the warranty period.

11.3.1.1 Property insurance shall be on an all-risk policy form and shall insure against the perils of fire and extended coverage and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, falsework, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's services and expenses required as a result of such insured loss. Coverage for other perils shall not be required unless otherwise provided in the Contract Documents.

11.3.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance which will protect the interests of the Contractor. Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Contractor is damaged by the failure or neglect of the owner to purchase or maintain insurance as described above, without so notifying the Contractor, then the owner shall bear all reasonable costs properly attributable thereto.

11.3.1.3 If the property insurance requires minimum deductibles and such deductibles are identified in the Contract Documents, the Contractor shall pay costs not covered because of such deductibles. If the owner or insurer increases the required minimum deductibles above the amounts so identified or if the Owner elects to purchase this insurance with voluntary deductible amounts, the Owner shall be responsible for payment of the additional costs not covered because of such increased or voluntary deductibles. Since minimum property insurance deductibles are not identified in the Contract Documents, the Owner shall pay costs not covered because of deductibles.


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11.3.1.4 Unless otherwise provided in the Contract Documents, this property insurance shall cover portions of the Work stored off the site after written approval of the Owner at the value established in the approval, and also portions of the Work in transit.

11.3.2 Boiler and Machinery Insurance. The Owner shall purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the owner; this insurance shall include interests of the Owner, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

11.3.3 Loss of Use Insurance. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner's property, including consequential losses due to fire or other hazards however caused.

11.3.4 If the Contractor requests in writing that insurance for risks other than those described herein or for other special hazards be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Contractor by appropriate Change Order.

11.3.5 If during the Project construction period the Owner insures properties, real or personal or both, adjoining or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Subparagraph 11.1.4 for damages caused by fire or other perils covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

11.3.6 Before an exposure to loss may occur, the Owner shall file with the Contractor a copy of each policy that includes insurance coverages required by this Paragraph 11.3. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Contractor.

11.3.7 A loss insured under Owner's property insurance shall be adjusted by the owner as fiduciary and made payable to the owner as fiduciary for the insureds, as their interests



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         may appear, subject to requirements of any applicable mortgagee clause and of Subparagraph 11.3.10. The Contractor shall pay Subcontractors their just share of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

11.3.8 The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach. If after such loss no other special agreement is made, replacement of damaged property shall be covered by appropriate Change Order.

11.3.9 The Owner as fiduciary shall have the power to adjust and settle any loss with the insurers.

11.3.10 Partial occupancy or use in accordance with Paragraph 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

11.3.11 Waiver of Subrogation. Owner shall have included all insurance policies obtained by it under this Paragraph 11.3, a waiver by the insurer of all rights of subrogation against the Contractor, its Subcontractors and Sub-Subcontractors in connection with any loss or damage thereby insured against.

11.4     PERFORMANCE BOND AND PAYMENT BOND

11.4.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract, the performance of Warranty Work and payment of obligations arising under the Contract, as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract. Bonds shall be in such amount as the Owner may prescribe and shall be furnished by a reputable corporate security satisfactory to the owner and Architect. The Warranty Work Bond or letter of credit shall conform to the requirements of Paragraph 17.5.

11.4.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.


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                                   ARTICLE 12
                                   ----------
                        UNCOVERING AND CORRECTION OF WORK

12.1     UNCOVERING OF WORK

12.1.1 If a portion of the Work is covered contrary to the Owner's or Architect's request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Owner or Architect, be uncovered for the Owner's or Architect's observation and be replaced at the Contractor's expense without change in the Contract Time.

12.1.2 If a portion of the Work has been covered which the Owner or Architect has not specifically requested to observe prior to its being covered, the owner or Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be charged to the owner. If such Work is not in accordance with the Contract Documents, the Contractor shall pay such costs unless the condition was caused by the Owner or a separate contractor in which event the owner shall be responsible for payment of such costs.

12.2     CORRECTION OF WORK

12.2.1 The Contractor shall promptly correct Work rejected by the Owner or Architect or failing to conform to the requirements of the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. The Contractor shall bear costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect's services and expenses made necessary thereby.

12.2.2 If, within one year after the later of (a) the Warranty Date or (b) the date for commencement of any warranty established under Subparagraph
         9.8.2 or 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work covered by that warranty is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the owner to do so unless the owner has previously given the Contractor a specific written acceptance of such condition.


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         This period of one year shall be extended with respect to portions of
         Work first performed after the Warranty Date by the period of time between Warranty Date and the date of payment for after performed Work, as specified in paragraph 9.8.2. This obligation under this Subparagraph 12.2.2 shall survive acceptance of the Work under the Contract and termination of the Contract. The Owner shall give such notice promptly after discovery of the condition. The one year warranty period shall be longer for any portions of the Work for which a longer warranty period is specifically provided elsewhere in this Contract or in any Contract Document which establishes any longer warranty period.

12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

12.2.4 If the Contractor fails to correct nonconforming Work within a reasonable time, the owner may correct it in accordance with Paragraph
         2.4. if the Contractor does not proceed with correction of such nonconforming Work within a reasonable time fixed by written notice from the Owner or Architect, the Owner may remove it and store the salvageable materials or equipment at the Contractor's expense. If the Contractor does not pay costs of such removal and storage within ten days after written notice, the Owner may upon ten additional days' written notice sell such materials and equipment at auction or at private sale and shall account for the proceeds thereof, after deducting costs and damages that should have been borne by the Contractor, including compensation for the Architect's services and expenses made necessary thereby. If such proceeds of sale do not cover costs which the Contractor should have borne, the Contract Sum shall be reduced by the deficiency. If payments then or thereafter due the Contractor are not sufficient to cover such amount, the Contractor shall pay the difference to the Owner.

12.2.5 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

12.2.6 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of any time period as described in Subparagraph 12.2.2 (and/or any other term of the Contract Documents, ie Subparagraph 3.5.1) relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.


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12.3     ACCEPTANCE OF NONCONFORMING WORK

12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the owner may do so (by specific written acceptance) instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

                                   ARTICLE 13
                                   ----------
                            MISCELLANEOUS PROVISIONS

13.1     GOVERNING LAW

13.1.1 The Contract shall be governed by the law of the place where the Project is located.

13.2     SUCCESSORS AND ASSIGNS

13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

13.3     WRITTEN NOTICE

13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice.

13.4     RIGHTS AND REMEDIES

13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.


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13.4.2   No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

13.5     TESTS AND INSPECTIONS

13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Owner and Architect timely notice of when and where tests and inspections are to be made so the Owner and Architect may observe such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Owner and Architect of when and where tests and inspections are to be made so the Owner and Architect may observe such procedures. The Owner shall bear such costs except as provided in Subparagraph 13.5.3.

13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, the Contractor shall bear all costs made necessary by such failure, including those of repeated procedures, and compensation for the Architect's services and expenses.

13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Owner and Architect.

13.5.5 If the Owner or Architect is to observe tests, inspections or approvals required by the Contract Documents, the Owner or Architect will do so promptly and, where practicable, at the normal place of testing.

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13.5.6   Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

13.6     INTEREST

13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from ten (10) days after the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

13.7     COMMENCEMENT OF STATUTORY LIMITATION PERIOD

13.7.1   As between the Owner and Contractor:

         .1 Before Substantial Completion. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run, and any alleged cause of action shall be deemed to have accrued, in any and all events not later than such date of Substantial Completion;

         .2 Between Substantial Completion and Final Certificate. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the Final Certificate, any applicable statute of limitations shall commence to run, and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the Final Certificate; and

         .3 After Final Certificate. As to acts or failures to act occurring after the relevant date of issuance of the Final Certificate, any applicable statute of limitations shall commence to run, and any alleged cause of action shall be deemed to have accrued, in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any warranty provided under Paragraph 3.5 and/or
                  Article 17, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.


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                                   ARTICLE 14
                                   ----------
                    TERMINATION OR SUSPENSION OF THE CONTRACT

14.1     TERMINATION BY THE CONTRACTOR

14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of 30 days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor, for any of the following reasons:

         .1 issuance of an order of a court or other public authority having jurisdiction;

         .2 an act of government, such as a declaration of national emergency, making material unavailable;

         .3 because the Owner has not made payment within the time stated in the Contract Documents;

         .4 if repeated suspensions, delays or interruptions by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less; or

         .5 the Owner has failed to furnish to the Contractor promptly, upon the Contractor's request, reasonable evidence as required by Subparagraph 2.2.1.

14.1.2 If one of the above reasons exists, the Contractor may, upon seven additional days, written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

14.1.3 If the Work is stopped for a period of 60 days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days, written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.2.


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14.2     TERMINATION BY THE OWNER FOR CAUSE

14.2.1   The Owner may terminate the Contract if the Contractor:

         .1 persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

         .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

         .3 persistently disregard laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

         .4 otherwise is guilty of material breach of a provision of the Contract Documents.

14.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner after giving the Contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

         .1 take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

         .2       accept assignment of subcontracts pursuant to Paragraph 5.4;
                  and

         .3 finish the Work by whatever reasonable method the owner may deem expedient.

14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect's services and expenses make necessary thereby, such excess shall be paid to the Contractor. If such costs exceed the unpaid balance, the Contractor shall pay the difference to the Owner. This obligation for payment shall survive termination of the Contract.

14.3     SUSPENSION BY THE OWNER FOR CONVENIENCE

14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.


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14.3.2   An adjustment shall be made for increases in the cost of performance of the Contract, including profit on the increased cost of performance, caused by suspension, delay or interruption. No adjustment shall be made to the extent:

         .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

         .2 that an equitable adjustment is made or denied under another provision of this Contract.

14.3.3 Adjustments made in the cost of performance may have a mutually agreed fixed or percentage fee.

14.4     SUSPENSION BY THE OWNER FOR CAUSE

         The Owner may, based upon cause, due to breach or failure by Contractor, order the contractor in writing to suspend, delay or interrupt the work in whole or in part for such period of time as the Owner may determine. Neither the Contract sum nor the Contract time shall be adjusted as a result of suspension of Work for cause.

                                   ARTICLE 15
                                   ----------
                                    WATCHMAN

15.1 The Contractor has the option of placing or not placing a watchman at the site at all times when the buildings are not in the charge of the Contractor's superintendent. The Contractor shall be responsible at all times for all work and materials.

15.2 The Contractor shall place a watchman at the site at all times when the buildings are not in the charge of the Contractor's Superintendent and when fifty percent (50%) of the building perimeter precast concrete is installed. Contractor shall coordinate its watchman services with Owner's security force and shall comply with any coordination directive received from Owner.

                                   ARTICLE 16
                                   ----------
                  REMOVAL AND/OR RELOCATION OF EXISTING PIPES,
                                 CONDUITS, ETC.

16.1 All existing pipes, conduits, ducts, etc. in the present building and above and below grade at the site, whether or not shown on the Drawings, interfering with new or


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         altered construction, regardless of whether such construction is
         General Construction, Plumbing,Heating, Fire Protection or Electrical Work, shall be removed and/or relocated to suit new conditions. Such work shall be performed by the respective trades whose pipes, conduits, ducts, etc., are involved.

16.2 The Contractor and Subcontractors shall review Architectural Drawings as well as those of other trades and visit the site to observe conditions. No extra payments will be permitted for failure of Contractor to have knowledge of existing conditions regardless of whether or not existing pipes, conduits, ducts, etc., are specifically shown on the Drawings, or references concerning same are stated in the Specifications.

16.3 THE CONTRACTOR MUST INVESTIGATE AND VERIFY LOCATION AND ELEVATION OF ALL EXISTING UTILITY AND DRAINAGE LINES BEFORE BEGINNING ANY EXCAVATION AND/OR ROUGH GRADING WORK AND SHALL NOTIFY THE ARCHITECT IMMEDIATELY OF ANY DISCREPANCIES BETWEEN THE EXISTING UTILITY AND DRAINAGE CONDITIONS AND THOSE REQUIRED BY THE CONTRACT DRAWINGS. NO EXTRA CHARGE OR ADDITIONAL COMPENSATION WILL BE PAID TO THE CONTRACTOR FOR EXTRA WORK RESULTING FROM HIS FAILURE TO COMPLY WITH THE REQUIREMENTS HEREIN.

                                   ARTICLE 17
                                   ----------
                                   WARRANTIES

17.1     In addition to the requirements, inter alia, of Article 3, Paragraph
         3.5 and Article 12, Paragraph 12.2 of the General Conditions, the warranty requirements included herein shall be a part of the Contract Documents.

17.2 Various Specification sections require specific written warranties from either Subcontractors, suppliers or manufacturers.

17.3 Warranties required under Divisions 15 and 16 (a) shall be furnished by the respective Subcontractors for those Divisions; (b) shall warrant that all operating systems' installations, when operated in accordance with instructions of manufacturer or the Contractor, will develop capacities and characteristics indicated/specified, and will fulfill every requirement; and (c) shall provide that should such installations, in any way, fail to so perform, the Contractor shall without delay and without additional cost to the Owner, provide whatever additional equipment, material, and all labor necessary to correct the fault and to comply with these requirements and meet with the approval of the owner and Architect.


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         Nothing contained in this Article shall be construed to establish a period of limitation with respect to any other obligation which the Contractor might have under the Contract Documents. The establishment of the time period of one year after the date of commencement of the warranty or such longer period of time as may be prescribed by law, by any Subparagraph of the Contract Documents, or by the terms of any warranty required by the Contract Documents relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the Contractor's obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

17.4 All warranties for any Work shall become effective from the date that the Owner executes the Certificate of Substantial Completion for that portion of the Work or from such other date as the Contract Documents may specifically provide and shall continue for one (1) year or such longer time as provided in this Contract, or in the Specifications or other Contract Documents. In the event of any inconsistency in the required time period for any warranty, the longer described warranty period shall govern.

17.5 Warranty Bond. Prior to final payment, the Contractor shall post with an independent counsel acceptable to both parties a letter of credit in favor of the Owner and acceptable to the Owner in the amount of one hundred thousand dollars ($100,000.00) securing for a period of one year from the Warranty Date, as defined in Article 9.8.2, the satisfactory performance and completion of all Warranty Work to be performed by the Contractor, any Subcontractor and any Sub-Subcontractor under this Contract. The letter of credit, shall permit the Owner to draw on the letter of credit to pay for the repair or replacement of unsatisfactory or defective work or materials performed or supplied by Contractor which Contractor has failed to correct or replace, during any warranty period subject to the following preconditions:

              (i) Owner, at least ninety (90) days prior to drawing on the letter of credit, must have provided Contractor and independent Counsel with written notice of the unsatisfactory or defective work or materials, together with a request that Contractor correct or replace the same.

              (ii) Owner, at least fifteen (15) days prior to drawing on the letter of credit, must have provided Contractor and independent Counsel with written notice of costs, including removal costs and architectural services, which Owner, based upon the receipt of reasonable written estimates, intends to draw for the purpose of such correction replacement.

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              (iii) Contractor, by the date of such draw, must have either (a)
         failed to commence the correction or replacement of the unsatisfactory or defective work or materials or (b) ceased the diligent completion of such corrective or replacement, once started. This precondition is predicated on permitting the Contractor a reasonable time to obtain replacement materials or equipment and to perform the work, which, at times, may exceed the timeframes in (i) and (ii) above.

         At any time or times that each of the aforesaid three (3) preconditions exist, the Owner, based on Owner's sworn affidavit to the independent Counsel that the aforesaid three (3) preconditions then exist, may draw on the letter of credit as necessary for the costs, including removal costs and architectural services, as noticed to Contractor in (ii) above, for use by the Owner in making such correction or replacement. Nothing contained herein shall: (A) relieve contractor of any warranty obligation contained in any of the Contract Documents; (B) entitle Owner to retain sums in excess of the actual costs incurred by Owner in repairing or replacing any unsatisfactory or defective work or materials, or (C) relieve Contractor of the obligation to reimburse Owner for any amount by which the actual cost of such repair or replacement exceeds the amount drawn from the line of credit therefor.

         In the event that there is a dispute between the Contractor and the Owner regarding the Contractor's responsibility under the Warranty, then in that case, the dispute shall be settled in accordance with
         Article 4.4 prior to the release of any letter of credit funds by independent Counsel.

         The cost for the letter of credit shall be borne by the Owner and is not included in the Contract Sum. All costs for the independent Counsel shall be borne by the Owner.

                                   ARTICLE 18
                                   ----------

                        STANDARDS, REGULATIONS AND CODES

1 8.1 No provision of any referenced standard, standard specification, manual, or code (whether or not specifically incorporated by reference in the Contract Documents) shall be effective to change the duties and responsibilities of the Owner, Contractor, or Architect, or any of their consultants, agents, or employees from those set forth in the Contract Documents, nor shall it be effective to assign to the Architect or any of the Architect's consultants, agents, or employees, any duty or authority to supervise or direct the furnishing or performance of the work or any duty or authority to undertake responsibility contrary to the provisions of Paragraph 4.2.3 of the General Conditions.



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